                                                                    EXHIBIT 10.1

    SECOND AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 8th day of August, 2001, effective as of June 30, 2001, by and among ARC CAPITAL CORPORATION II, a Tennessee corporation ("ARCC"), the other Borrowers, if any, listed on the signature pages hereof (the "Additional Borrower", collectively with the Original Borrower, the "Borrowers") and WASHINGTON MUTUAL BANK, FA, successor by merger to Bank United, as agent (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreements dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").

                                    RECITALS

         A. The Lenders have provided to the Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and ARC Capital Corporation II, a Tennessee corporation (the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made or to be made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or substituted from time to time, the "Notes"). Each of the Notes has been amended pursuant to the terms of a First Amendment to Promissory Note dated November 7, 2000 and is being amended pursuant to the terms of a Second Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by American Retirement Corporation, a Tennessee corporation (the "Guarantor"), pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000 and the Second Amendment to Amended and Restated Guaranty of Payment Agreement of even date herewith (as amended, restated, renewed or substituted from time to time, the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.

         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Borrowers execute and deliver this Agreement to the Agent.


         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Construction Agreement shall have the same meaning under this Agreement.

         2. The Financing Agreement is hereby amended as follows:

            (a) Effective as of the date of signature of this Agreement and continuing through the Revolving Credit Termination Date, amounts repaid under the Credit Facility may not be reborrowed (including but not limited to any repayment arising from the Boynton Beach Facility being classified as a Pool B Project), despite the use of the term "revolving" in the Financing Documents and no additional advances may be made except advances for working capital where availability exists in such category under a Total Development Budget. Any additional Eligible Project provided as Collateral for the Credit Facility will not create any additional availability under the Borrowing Base. No additional availability under the Borrowing Base will be allowed from the Santa Catalina Facility if it qualifies as a Special Eligible Project; provided, however, that if the Santa Catalina Facility so qualifies, the higher Borrowing Base availability for Special Eligible Projects shall be used for the sole purpose of calculations under Section 7.2.5 (Percentage of Stabilized Projects).

            (b) The following definitions in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:


            "Credit Facility Committed Amount" means $93,419,500.


            "Interest Rate Margin" means, effective as of August 1, 2001 and thereafter, the applicable interest rate margin per annum shall be determined in accordance with the following table for the applicable time period:

         ----------------------------------------------------------------
         PERIOD                                      INTEREST RATE MARGIN
         ----------------------------------------------------------------
         August 1, 2001 through December 31, 2001      300 basis points
         ----------------------------------------------------------------
         January 1, 2002 through March 31, 2002        312.5 basis points
         ----------------------------------------------------------------
         April 1, 2002 through June 30, 2002           325 basis points
         ----------------------------------------------------------------
         July 1, 2002 and thereafter until paid in     350 basis points
         full
         ----------------------------------------------------------------




                  "Revolving Credit Expiration Date" means August 2, 2002, or any date to which it may be extended from time to time pursuant to the terms of Section 2.6 hereof.

                  "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. The following items (a) through (e) will also be excluded from Tangible Net Worth: (a) non-cash "mark to market" adjustments related to the Guarantor's two existing interest rate swap instruments with J.P. Morgan and SunTrust Bank, respectively (the "J.P. Morgan and SunTrust Swaps") not to exceed $1,200,000 in the aggregate net of taxes over the life of the J. P. Morgan and SunTrust Swaps, (b) the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (c) the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (d) any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold in the Capital Formation Plan (as hereinafter defined) during fiscal quarters ending June 30, 2001 or September 30, 2001 and (e) extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth with the exception of leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

            (c) Section 2.1(c) of the Financing Agreement is hereby amended and restated in its entirety as follows:

            The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may not be readvanced.

            (d) Section 2.5 of the Financing Agreement is hereby intentionally deleted in its entirety.

            (e) The following new Section 2.7 (Mandatory Prepayment) is hereby added to the Financing Agreement:


            Section 2.7 Mandatory Prepayment. On or before May 1, 2002, the Principal Sum outstanding under the Credit Facility shall be permanently reduced by not less than $10,000,000 and such reduced Principal Sum shall then constitute the Credit Facility Committed Amount. One or more Eligible Projects may be released from the Borrowing Base in connection with such prepayment of the Credit Facility subject to the Lenders' right to approve the release of an Eligible Project pursuant to provisions of Section 4.16 (Consent to Releases) hereof.

            (f) Section 4.17 (Operating Deficiency Reserve Account) to the Financing Agreement is hereby amended and restated in its entirely as follows:

            Section 4.17 Operating Deficiency Reserve Account.


            In the event that the Agent determines that an Operating Deficiency (as hereinafter defined) exists pursuant to the provisions of Section 4.18(b) below, the Borrowers shall have delivered to the Agent funds equal to the then applicable Operating Deficiency (the "Operating Deficiency Reserve") to be deposited with the Agent in an account (the "Operating Deficiency Reserve Account") pledged to the Agent on behalf of the Lenders to secure the Borrowers' Obligations pursuant to the Assignment of Deposit Account dated November 7, 2000. The Agent alone shall have the authority to make advances from the Operating Deficiency Reserve Account pursuant to Section 4.18.

            (g) Section 4.18 (Funding of Operating Deficiencies and Limitations on Advances) is hereby amended and restated as follows:


            Section 4.18 Funding of Operating Deficiencies and Limitations on Advances.


            (a) For all Eligible Projects in the Borrowing Base as of the date hereof, no additional availability in the Borrowing Base or reimbursement will be given for construction hard or soft costs.

            (b) On or before the last Banking Day of each fiscal quarter, beginning with the quarter ending September 30, 2001, the Borrowers shall submit a report projecting the aggregate dollar amount of operating deficits until all Eligible Projects reach break-even operations, net of aggregate remaining budgeted availability in the Credit Facility from such Eligible Projects which are not Stabilized Projects. If necessary as a result of such report after review and acceptance by the Lenders and based upon the aggregate difference between projected operating deficits and remaining budget availability (such then applicable amount being referred to herein as an "Operating Deficiency"), the amount of Operating Deficiency Reserve will be established, replenished and/or increased (as applicable) by the Borrowers upon demand by the Agent. Failure to deliver such funds to the Agent within three (3) Banking Days of demand shall constitute an Event of Default under the Financing Documents.

            (c) At such time or times as an Operating Deficiency Reserve has been posted, the Borrowers may request advances from the Operating Reserve Deficiency Account (without eligibility for reimbursement under the Credit Facility) until it is exhausted.

            (h) Section 4.19 (Release of Operating Deficit Reserve) is hereby intentionally deleted from the Financing Agreement.

            (i) The following new Section 7.34 (Capital Formation Plan) is hereby added to the Financing Agreement:


            7.34 Capital Formation Plan.


            Not later than the close of business on September 1, 2001, the Borrowers shall deliver to the Lenders a written plan describing the amount of capital to be raised by the Borrowers, the Guarantor and their Affiliates and describing the methods by which such capital shall be raised from real estate assets and equity sources (the "Capital Formation Plan"). The Capital Formation Plan shall be in a form and with sufficient detail to allow the Lenders to analyze and evaluate Borrower's capital formation plans. Without limiting the generality of the foregoing, the Capital Formation Plan shall include detailed descriptions of the actions planned and the dates by which such actions shall be taken. The Capital Formation Plan shall demonstrate that $30,000,000 in capital will be raised by January 31, 2002. The Borrowers, the Guarantor and their Affiliates shall consummate the Capital Formation Plan to the extent necessary to raise $30,000,000 by January 31, 2002. Simultaneously with the delivery of the Capital Formation Plan, the Borrowers shall deliver to the Lenders a pro forma balance sheet, income projection and pro forma covenant compliance certificates in form and detail satisfactory to the Requisite Lenders reflecting the projected impact of successful completion of the Capital Formation Plan for each applicable fiscal quarter. The Borrowers shall also deliver to the Lenders every sixty (60) days, beginning November 1, 2001, an updated, written status report of steps taken in furtherance of the Capital Formation Plan since the last status report.

            (j) The following new Section 7.35 (Payment of Bonds) is hereby added to the Financing Agreement:


            Section 7.35 Payment of Bonds.


            The Borrowers shall provide to the Lenders evidence by July 1, 2002 satisfactory to the Agent that the Guarantor has repaid its convertible subordinated debentures due October 1, 2002 or has sufficient capital resources (cash and cash equivalents) to repay such convertible subordinated debentures prior to their maturity.

            (k) The Guarantor Certificate and Attachments 1 through 6 attached to Exhibit E to the Financing Agreement are hereby replaced by the amended and restated schedules attached hereto as Exhibit B to be completed by the Guarantor and delivered to the Agent at the times required by the Financing Agreement.

         3. The agreements of the Agent under this Agreement are subject to the following terms and conditions, time being of the essence:

            (a) Execution and delivery by the Borrower and/or the Guarantor as applicable of each of the following documents (collectively the "Modification Agreements"):

                (i) This Agreement;

                (ii) The Second Amendment to Amended and Restated Guaranty of Payment Agreement;

                (iii) A Second Amendment to Promissory Note for each of the
         Notes.

            (b) Payment by the Borrowers to the Lenders of their pro rata share of a fee in consideration for the Modification Agreements of .125% of the Credit Facility Committed Amount.

            (c) The Agent shall have received an opinion of counsel for the Borrowers and Guarantor in form and substance satisfactory to the Agent and all due diligence items listed on the closing checklist.

            (d) The Borrowers have paid all costs and expenses of the agent and the other Lenders, including, but not limited to, legal fees in connection with the preparation and execution of Modification Agreements.

         4. Release of Claims. The Borrowers and the Guarantor, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lenders and their successors and assigns on account of any occurrence relating to the Credit Facility, the Financing Documents and/or the Property which accrued prior to the date hereof, including, but not limited to, any claim that the Lenders (a) breached any obligation to the Borrowers and/or the Guarantor in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers and/or the Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers, the Guarantor or any third party or parties in favor of the Lenders (INCLUDING ANY ACT OR OMISSION CONSTITUTING, CAUSED BY OR RESULTING FROM THE ORDINARY NEGLIGENCE OF THE LENDERS). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and the Guarantor and each of their respective successors and assigns, and shall inure to the benefit of the Lenders and their successors and assigns. The term "Lenders" as used herein shall include, but shall not be limited to, their present and former officers, directors, employees, agents and attorneys.

         5. Except as specifically set forth herein, the terms, provisions and covenants of the Financing Agreement are hereby ratified and confirmed and remain in full force and effect.

         6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         7. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of choice of law.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by their duly authorized representatives as of the date and year first written above.

                                    BORROWER:

WITNESS/ATTEST:                     ARC CAPITAL CORPORATION II
                                    a Tennessee corporation



                                    By:                                   (SEAL)
-----------------------                 ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


WITNESS/ATTEST:                     ARC CARRIAGE CLUB OF JACKSONVILLE, INC,
                                    a Tennessee corporation



                                    By:                                   (SEAL)
-----------------------                 ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


WITNESS/ATTEST:                     ARC SANTA CATALINA, INC., a Tennessee
                                    corporation





                                    By:                                   (SEAL)
-----------------------                 ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


                                    AGENT:

WITNESS/ATTEST:                     WASHINGTON MUTUAL BANK, FA,
                                    as Agent for the Lenders



                                    By:                                   (SEAL)
-----------------------                 ----------------------------------
                                        Name:
                                        Title:

                             AGREEMENT OF GUARANTOR

         The undersigned is the "Guarantor" under an Amended and Restated Master Guaranty of Payment Agreement, dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000 and the Second Amendment to Amended and Restated Guaranty of Payment Agreement of even date herewith (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the Agent on behalf of the Lenders. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty, and the other Financing Documents entered into by the Guarantor.

         WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:                     AMERICAN RETIREMENT CORPORATION
                                    a Tennessee corporation





                                    By:                                   (SEAL)
-----------------------                 ----------------------------------
                                        George T. Hicks
                                        Executive Vice President

                                    Exhibit A

          List of Eligible Projects Not Stabilized as of August 1, 2001





      Project Name                                    Location
      ------------                                    --------


1. Greenwood Village                         Greenwood Village, Colorado,
                                             Arapahoe County,

2. Homewood Residence at Boynton Beach       Boynton Beach, Florida Palm Beach
                                             County

3. Homewood Residence at Coconut Creek       Coconut Creek, Florida Broward
                                             County

4. Homewood Residence at Richmond Heights    Richmond Heights, Ohio, Cuyahoga
                                             County

5. Homewood Residence at Delray              Delray Beach, Florida, Palm Beach

6. Broadway Plaza at Pecan Park
   (Padgett Place)                           Arlington, Texas, Tarrant County

7. Homewood Residence at Shavano Park        Shavano Park, Texas, Bexar County

                                    EXHIBIT B

                              GUARANTOR CERTIFICATE

         The undersigned, being the duly elected, qualified and acting ______________ of the Guarantor, on behalf of the Guarantor, hereby certifies and warrants that:

         1. He or she is the _____________ of the Guarantor and that, as such, he or she is authorized to execute this certificate on behalf of the Guarantor.

         2. As of the (fiscal quarter) (fiscal year) ending as of ________________, ____:

            (a) The Guarantor is not in default of any of the provisions of the Amended and Restated Guaranty of Payment dated February 11, 2000, as amended, modified or restated from time to time;

            (b) The Guarantor's Tangible Net Worth was $_______________ as computed on Attachment 1 hereto;

            (c) The Guarantor's ratio of Total Funded Debt to Total Capital was ____% as computed on Attachment 2 hereto;

            (d) The Guarantor's ratio of Funded Debt to Adjusted Total Capital was ___% as computed on Attachment 3 hereto;

            (e) The Guarantor's ratio of EBITDAR to Interest and Rent was __________ to 1.0 on a rolling four (4) quarters basis as computed on Attachment 4 hereto;

            (f) The Guarantor's ratio of EBITDAR to Interest and Rent was _____ to 1.0 on a single quarter basis as computed on attached 4 hereto.

            (g) The Guarantor's Current Ratio was _____ as computed on Attachment 5 hereto.

            (h) The value of the Guarantor's Liquid Assets was $_____ as computed on Attachment 6 hereto.

            (i) The Guarantor's Fixed Charge Coverage Ratio was ____ to 1.0 as computed on Attachment 7 hereto.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ______ day of ______________, 200_.

                                    GUARANTOR:

                                    AMERICAN RETIREMENT CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

ATTACHMENT 1

                                                Period Ending:  __________, 200_
Tangible Net Worth*:

1. Net Worth                                            $__________
   less

2. (a)      all intangible assets                       $__________

   (b)      pre-opening costs, organization costs
            and deferred financing costs                $__________

   (c)      loans to or receivables from
            unconsolidated affiliates                   $__________

Actual Tangible Net Worth = $_______________

Required Tangible Net Worth = $88,000,000 as of June 30, 2001, and beginning with the quarter ending September 30, 2001 = $88,000,000 plus 50% of Guarantor's Net Income (if positive) of $__________, plus seventy-five percent (75%) of the net proceeds to Guarantor of any equity capital (or equity equivalent) securities offering received during such period ($_______ x .75 = $_________) (subject to deductions permitted under the definition of Tangible Net Worth but in no event less than $75,000,000).

"Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. The following items (a) through (e) will also be excluded from Tangible Net Worth (provided, however, that after deduction therefor, Tangible Net Worth shall not be less than $75,000,000): (a) non-cash "mark to market" adjustments related to the Guarantor's two existing interest rate swap instruments obtained from J.P. Morgan and SunTrust Bank, respectively (the "J.P. Morgan and SunTrust Swaps") not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J. P. Morgan and SunTrust Swaps,
(b) the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (c) the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (d) any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold in the Capital Formation Plan (as defined in the Financing Agreement) during the fiscal quarters ending June 30, 2001 or September 30, 2001 and (e) extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth with the exception of leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

ATTACHMENT 2

Period Ending: ______________, 200_

Ratio of Total Funded Debt to Total Capital

         1.       Total Funded Debt         $___________*

         2.       Total Capital             $___________**

Ratio:   _____%

Required Ratio:   not greater than 70%

* "Total Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

(a) indebtedness for borrowed money ($______) or for the deferred purchase price of property, or services ($________) $________

(b) obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the
         account of the Guarantor                                      $________

(c)      lease obligations which have been or should be, in accordance
         with GAAP, capitalized on the books of the Guarantor          $________

(d)      liabilities secured by any property owned by the Guarantor to the extent attached to the Guarantor's interest in such property even though Guarantor is not liable for the payment
         thereof                                                       $________

(e)      any obligation of the Guarantor or a commonly Controlled
         Entity to a Multiemployer Plan                                $________

(f)      Synthetic Lease Funded Debt (as defined in the Financing
         Agreement)                                                    $________

(g)      all liabilities of a joint venture whether such joint
         venture is consolidated or unconsolidated                     $________

(h)      Contingent Funded Debt (as defined in the Financing
         Agreement)                                                    $________

** "Total Capital" means the sum of the following:

(a)      Net Worth                                                     $________

(b)      Total Funded Debt                                             $________

(c)      Subordinated Debt                                             $________

(d)      Value of Assets Associated with Contingent Debt               $________

ATTACHMENT 3

Period Ending: ___________, 200__

Ratio of Funded Debt* to Adjusted Total Capital

         1.       Funded Debt                        $__________*
         2.       Adjusted Total Capital             $__________**

Ratio:   _____%

Required Ratio:   not greater than 70%

* "Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

(a) indebtedness for borrowed money ($______) or for the deferred purchase price of property, or services ($________) $________

(b) obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the
         account of the Guarantor                                      $________

(c)      lease obligations which have been or should be, in accordance
         with GAAP, capitalized on the books of the Guarantor          $________

(d)      liabilities secured by any property owned by the Guarantor to the extent attached to the Guarantor's interest in such property even though Guarantor is not liable for the payment
         thereof                                                       $________

(e)      any obligation of the Guarantor or a commonly Controlled
         Entity to a Multiemployer Plan                                $________

(f)      all liabilities of a joint venture whether such joint
         venture is consolidated or unconsolidated                     $________

** "Adjusted Total Capital" means the sum of the following:

(a)      Net Worth                                                     $________

(b)      Funded Debt                                                   $________

(c)      Subordinated Debt                                             $________

ATTACHMENT 4

A.       Four (4) consecutive quarters ending: _______________, 200__

Ratio of EBITDAR, to Interest plus Rent

         1.       EBITDAR* $____________ (calculated as follows)

                  Net Income                 $_____________
                  Plus Net Interest          $_____________
                  Plus Taxes                 $_____________
                  Plus Depreciation          $_____________
                  Plus Amortization          $_____________
                  Plus Rent                  $_____________

         2.       Interest $__________________
                  (Interest expense [excluding amortization of prepaid financing costs] of $_______ net of interest income of $_________ equals $______________.)

                  Rent              $_________
Total of Interest plus Rent         $_________

Ratio:   _____ to 1.0

Required Ratio:

                 ----------------------------------------------------------
                      Period Ending                            Ratio
                 ----------------------------------------------------------
                      June 30, 2001                        1.10 to 1.00
                 ----------------------------------------------------------
                    September 30, 2001                     1.15 to 1.00
                 ----------------------------------------------------------
                    December 31, 2001                      1.20 to 1.00
                 ----------------------------------------------------------
                      March 31, 2002                       1.30 to 1.00
                 ----------------------------------------------------------
                      June 30, 2002                        1.40 to 1.00
                 ----------------------------------------------------------


B. One (1) quarter ending: ____________, 200__ Ratio of EBITDAR to Interest Plus Rent:

         1.       EBITDAR* $____________ (calculated as follows)

                  Net Income                 $_____________
                  Plus Net Interest          $_____________
                  Plus Taxes                 $_____________
                  Plus Depreciation          $_____________
                  Plus Amortization          $_____________
                  Plus Rent                  $_____________

         2.       Interest $__________________
                  (Interest expense [excluding amortization of prepaid financing costs] of $_______ net of interest income of $_________ equals $______________.)

                  Rent              $_________
Total of Interest plus Rent         $_________

Ratio:   _____ to 1.0

Required Ratio:


                  --------------------------------------------------------------
                          Period Ending                             Ratio
                  --------------------------------------------------------------
                          June 30, 2001                         1.15 to 1.00
                  --------------------------------------------------------------
                        September 30, 2001                      1.20 to 1.00
                  --------------------------------------------------------------
                        December 31, 2001                       1.30 to 1.00
                  --------------------------------------------------------------
                          March 31, 2002                        1.40 to 1.00
                  --------------------------------------------------------------
                          June 30, 2002                         1.50 to 1.00
                  --------------------------------------------------------------



*EBITDAR means earnings before interest, taxes, depreciation, amortization, and Rent. Any calculation of such ratio shall at all times (i) exclude non-cash reserves for general and/or professional liability claims and the costs associated therewith, (ii) exclude all non-cash income arising from the contribution of assets to a joint venture, (iii) except as provided in (vi) hereafter, include cash payments made for general and/or professional liability claims and the costs associated therewith (iv) exclude non-cash "mark to market" adjustments related to the J.P. Morgan and SunTrust Swaps not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J.P. Morgan and SunTrust Swaps, (v) exclude the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (vi) exclude the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (vii) exclude any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold in the Capital Formation Plan (as defined in the Financing Agreement) during the fiscal quarters ending June 30, 2001 or September 30, 2001 and (viii) exclude extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001.

ATTACHMENT 5

Period Ending: ________, 200__

Current Ratio

         1.       Current Assets                     $____________*

         2.       Current Liabilities                $____________**

Ratio of Current assets to Current Liabilities: ____ to ____

Required Ratio: not less than 1.0 to 1.0



* "Current Assets" means at the date hereof, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding inventory, Prepaids (as defined by GAAP) and Restricted Cash (as defined by GAAP).

** "Current Liabilities" means at the date hereof, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding balloon payments of principal greater than 300% of the regularly scheduled amortization payment in connection with such indebtedness, provided such indebtedness is refinanced within ninety (90) days of such balloon payment.

ATTACHMENT 6

Period Ending: ________, 200__

Liquid Assets

Value of cash, cash equivalents and marketable securities $_______________

Required Value: not less than the greater of (a) ten percent (10%) of Tangible Net Worth (as computed on Attachment 1) or (b) $13,514,000 as of June 30, 2001 plus (c) $.50 for every $1.00 (the "Additional Required Liquidity") of net equity capital that is invested after the date hereof by the Guarantor or its Subsidiaries in any of the new investments described in subparts (i) through (v) below (individually, a "New Investment" or, collectively, the "New Investments").

         (i) acquisition of Guarantor's convertible subordinated debentures
                                                                     $__________

         (ii) voluntary prepayments of debt balances other than payments currently scheduled or required pursuant to the terms of the documents evidencing such indebtedness (including without limitation, prepayments
associated with the sale or refinancing of assets)                   $__________

         (iii) acquisitions of Senior Living Facilities              $__________

         (iv) the dollar amount spent on new (i.e., first initiated after the effective dated hereof) construction either for expansion of existing or
development of new Senior Living Facilities                          $__________

         (v) the dollar amount spent to acquire the ownership of "black box"
Synthetic Lessees                                                    $__________

         The foregoing notwithstanding the following limitations shall apply to the Additional Required Liquidity: (1) New Investments must exceed $500,000 in a fiscal quarter in order to give rise to commensurate Additional Required Liquidity and thereafter, the Additional Required Liquidity shall be calculated on the amount of New Investments in excess of $500,000 in such quarter (Dollar amount of New Investments this period $_______); and (2) in all events, the minimum Liquid Assets requirement shall not exceed $25,000,000 (except to the extent 10% of the Guarantor's Tangible Net Worth exceeds $25,000,000).

         Notwithstanding the foregoing, the following New Investments shall not give rise to any Additional Required Liquidity: (1) the acquisition by the Guarantor or any Subsidiary of any Senior Living Facility which is currently a leasehold (except as provided in (v) above) (Dollar amount this period $________); or (2) the cost of proposed expansion of the Senior Living Facility knows as "Park Regency" (Dollar amount this period $________).


         In addition, with regard to the sale of an asset the proceeds of which are invested in a new asset pursuant to a 1031 exchange transaction, only 50% of the net capital in excess of the 1031 sale proceeds included in the New Investment will be subject to the Additional Required Liquidity (Dollar amount of Net Capital in excess of 1031 proceeds this period $__________).

ATTACHMENT 7

Four (4) Consecutive Quarters Ending ________, 200__.

Fixed Charge Coverage Ratio:

Ratio of EBITDAR                    $________

to

Interest                            $________

plus

Scheduled or Required

Principal Payments                  $________

Rent                                $________
Total of Interest Plus
Scheduled or Required
Principal Payments Rent             $________

Ratio:  ____ to 1.0

Required Ratio: 1.05 to 1.0

*EBITDAR has been calculated in the same way as described on Attachment 4.

                         SECOND AMENDMENT TO AMENDED AND
                     RESTATED GUARANTY OF PAYMENT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this 8th day of August, 2001, effective as of June 30, 2001 by and between AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (the "Guarantor") and WASHINGTON MUTUAL BANK, FA, successor by merger to Bank United (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreement dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").

                                    RECITALS

         A. The Lenders have provided to ARC Capital Corporation II, a Tennessee corporation, and the other Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and the Borrowers, as amended pursuant to the First Amendment to Amended and Restated Financing and Security Agreement dated November 7, 2001 and the Second Amendment to Amended and Restated Financing and Security Agreement of even date herewith (as further amended, restated, renewed or substituted from time to time, the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or substituted from time to time, the "Notes"). Each of the Notes has been amended pursuant to the terms of a First Amendment to Promissory Note dated November 7, 2000 and is being amended pursuant to the terms of a Second Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by the Guarantor pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement dated November 7, 2000 (the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.


         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Guarantor execute and deliver this Agreement to the Agent.


         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Guaranty shall have the same meaning under this Agreement.

         2. The Guaranty is hereby amended as follows: Subsections (a), (d) and
(f) of Section 3.2 of the Guaranty are hereby amended and restated in their entirety as follows:


                  (a) Minimum Tangible Net Worth. Maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Credit Facility measured quarterly, a minimum Tangible Net Worth of not less than $88,000,000 as of June 30, 2001 and beginning with the quarter ending September 30, 2001 a minimum Tangible Net Worth of not less than the sum of $88,000,000 plus fifty percent (50%) of the Guarantor's net income (if positive) for each subsequent quarter plus seventy-five (75%) of the net cash proceeds to the Guarantor of any equity capital (or equity equivalent) securities offering received during such quarter, excluding the dollar amount of any such equity offering issued in connection with any acquisition, merger or business combination which is attributed to the purchase of the goodwill of the acquired entity. "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. The following items (a) through (e) will also be excluded from Tangible Net Worth (provided, however, that after deduction therefor, Tangible Net Worth shall not be less than $75,000,000): (a) non-cash "mark to market" adjustments related to the Guarantor's two existing interest rate swap instruments obtained from J.P. Morgan and SunTrust Bank, respectively (the "J.P. Morgan and SunTrust Swaps") not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J. P. Morgan and SunTrust Swaps, (b) the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (c) the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (d) any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold in the Capital Formation Plan (as defined in the Financing Agreement) during fiscal quarters ending June 30, 2001 or September 30, 2001 and
         (e) extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth except leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

                  (d) Ratio of EBITDAR to Interest and Rent. Maintain on a consolidated basis a minimum ratio of EBITDAR to the sum of Interest plus Rent as shown below for the period or periods indicated; provided, however, that any calculation of such ratio shall at all times (i) exclude non-cash reserves for general and/or professional liability claims and the costs associated therewith, (ii) exclude all non-cash income arising from the contribution of assets to a joint venture,
         (iii) except as provided in (vi) hereafter, include cash payments made for general and/or professional liability claims and the costs associated therewith, (iv) exclude non-cash "mark to market" adjustments related to the J.P. Morgan and SunTrust Swaps not to exceed $1,200,000 in the aggregate, net of taxes, over the life of the J.P. Morgan and SunTrust Swaps, (v) exclude the $1,227,000 in pre-tax loss for debt prepayment penalty and $762,000 pre-tax ordinary loss each in connection with the sale of the Rossmoor Regency Facility, (vi) exclude the one-time $1,200,000 expense for liability insurance "nose coverage" paid to Technical Risk, Inc., (vii) exclude any gain or loss on the sale of the Pecan Park Facility or any other Facility identified to be sold in the Capital Formation Plan (as defined in the Financing Agreement) during fiscal quarters ending June 30, 2001 or September 30, 2001 and (viii) exclude extraordinary losses arising from prepayments of debt during fiscal quarters ending June 30, 2001 or September 30, 2001.

                  (i) Measured on a rolling four (4) fiscal quarter basis as follows:


         ----------------------------------------------------------------------
                  Period Ending                                Ratio
         ----------------------------------------------------------------------
                  June 30, 2001                            1.10 to 1.00
         ----------------------------------------------------------------------
                September 30, 2001                         1.15 to 1.00
         ----------------------------------------------------------------------
                December 31, 2001                          1.20 to 1.00
         ----------------------------------------------------------------------
                  March 31, 2002                           1.30 to 1.00
         ----------------------------------------------------------------------
                  June 30, 2002                            1.40 to 1.00
         ----------------------------------------------------------------------

                  (ii) Measured on a single fiscal quarter basis as follows:


         ----------------------------------------------------------------------
                  Period Ending                                Ratio
         ----------------------------------------------------------------------
                  June 30, 2001                            1.15 to 1.00
         ----------------------------------------------------------------------
                September 30, 2001                         1.20 to 1.00
         ----------------------------------------------------------------------
                December 31, 2001                          1.30 to 1.00
         ----------------------------------------------------------------------
                  March 31, 2002                           1.40 to 1.00
         ----------------------------------------------------------------------
                  June 30, 2002                            1.50 to 1.00
         ----------------------------------------------------------------------


                  (f) Minimum Liquidity. Maintain on a consolidated basis Liquid Assets of not less than the greater of (i) (aa) ten percent (10%) of its Tangible Net Worth or (bb) $13,514,000 as of June 30, 2001, measured quarterly plus (ii) $.50 for every $1.00 (the "Additional Required Liquidity") of net equity capital that is invested after the date hereof by the Guarantor or its Subsidiaries in any of the new investments described in subparts (i) through (v) below (individually, a "New Investment" or, collectively, the "New Investments"):

                  (i) acquisition of Guarantor's convertible subordinated debentures,

                  (ii) voluntary prepayments of debt balances, other than payments currently scheduled or required pursuant to the terms of the documents evidencing such indebtedness (including, without limitation, prepayments associated with the sale or refinancing of assets),

                  (iii) acquisitions of Senior Living Facilities;

                  (iv) the dollar amount spent on new (i.e., first initiated after September 30, 2000) construction either for expansion of existing or development of new Senior Living Facilities; and

                  (v) the dollar amount of cash spent to acquire the ownership of "black box" Synthetic Lessees.


                  The foregoing notwithstanding, the following limitations shall apply to the Additional Required Liquidity: (1) New Investments must exceed $500,000 in a fiscal quarter in order to give rise to commensurate Additional Required Liquidity and thereafter, the Additional Required Liquidity shall be calculated on the amount of New Investments in excess of $500,000 in such quarter; and (2) in all events, the minimum Liquid Assets requirement shall not exceed $25,000,000 (except to the extent 10% of the Guarantor's Tangible Net Worth exceeds $25,000,000).

                  Notwithstanding the foregoing, the following New Investments shall not give rise to any Additional Required Liquidity: (1) the acquisition by the Guarantor or any Subsidiary of any Senior Living Facility which is currently a leasehold (except as provided in Section 3.2(f)(v)); or (2) the cost of proposed expansion of the Senior Living Facility knows as "Park Regency".

                  In addition, with regard to the sale of an asset the proceeds of which are invested in a new asset pursuant to a 1031 exchange transaction, only 50% of the net capital in excess of the 1031 sale proceeds included in the New Investment will be subject to the Additional Required Liquidity.

         3. Except as specifically set forth herein, the terms, provisions and covenants of the Guaranty are hereby ratified and confirmed and remain in full force and effect.

         4. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         WITNESS the signatures and seals of the Guarantor and the Agent on behalf of the Lenders under seal by their duly authorized representatives as of the day and year first above written.


WITNESS OR ATTEST:                  AMERICAN RETIREMENT CORPORATION,
                                    a Tennessee corporation



                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


STATE/COMMONWEALTH OF _______________
COUNTY/CITY OF ______________, TO WIT:


         I HEREBY CERTIFY, that on this ___ day of August, 2001, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared George
T. Hicks, who acknowledged himself to be the Executive Vice President of American Retirement Corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.



                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

WITNESS:                            WASHINGTON MUTUAL BANK, FA,
                                    as Agent on behalf of the Lenders




                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        Name:
                                        Title:

STATE/COMMONWEALTH OF _______________
COUNTY/CITY OF ______________, TO WIT:


         I HEREBY CERTIFY, that on this ___ day of August, 2001, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared ____________________, who acknowledged himself to be the ______________________
of Washington Mutual Bank, FA, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said bank by signing the name of the bank by himself as ____________.


         WITNESS my hand and Notarial Seal.

                                                  ------------------------------
                                                  Notary Public

                       SECOND AMENDMENT TO PROMISSORY NOTE

         THIS SECOND AMENDMENT TO PROMISSORY NOTE (this "Agreement") is made as of August 8, 2001, but shall be effective as of June 30, 2001 by ARC CAPITAL CORPORATION II, a Tennessee corporation, ARC SANTA CATALINA, INC., a Tennessee corporation and ARC CARRIAGE CLUB OF JACKSONVILLE, INC, a Tennessee corporation (collectively, the "Borrowers") and WASHINGTON MUTUAL BANK, FA, successor by merger to Bank United (the "Lender").

                                    RECITALS

         A. The Borrowers and the Lender are parties to that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between Bank United as Agent, the Lenders party thereto and the Borrowers (the "Financing Agreement") pursuant to which the Lenders party thereto extended to the Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement (as defined in the Financing Agreement).

         B. The advances of the Loan made by the Lender are evidenced by the Borrowers' Promissory Note dated June 8, 1999 as amended pursuant to the First Amendment to Promissory Note dated November 7, 2000 (the same, as further amended, modified, restated, substituted, extended, and renewed from time to time, the "Note").

         C. The Borrowers have requested modifications to certain provisions of the Financing Agreement and the Guaranty.

         D. The Agent and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty on the condition, among others, that the Borrowers execute and deliver this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. Section 1 (Interest) of the Note is hereby amended and restated in its entirety effective as of August 1, 2001:

                  "1. Interest.


                  Interest on the outstanding Principal Sum shall accrue and be calculated based upon the Eurodollar Rate (as defined in the Financing Agreement) for periods of thirty (30) days each (each a "Eurodollar Period"), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time, plus the then applicable Interest Rate Margin (as defined in the Financing Agreement) determined pursuant to the terms of the Financing Agreement but in no event shall the interest rate payable hereunder be less than 6.75% per annum. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 360-day year. The Eurodollar Rate and the rate of interest applicable to this Note shall be determined on the date of this Note and shall be in effect to the end of and including such calendar month and shall be recalculated on the first (1st) day of each successive calendar month and remain in effect to and including the last date of each such calendar month."

         3. Section 2(d) of the Note is hereby amended and restated in its entirety as follows:


                  (d) Unless otherwise extended pursuant to terms hereof, the Credit Facility shall mature and the entire outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on August 2, 2002 (the "Maturity Date").

         4. The Borrowers and the Lender agree that this Agreement is not intended to and shall not cause a novation with respect to the Loan and/or any or all of the other obligations evidenced or secured by the Financing Documents (as defined in the Financing Agreement). Except as expressly modified herein, the terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

         5. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.


                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS:                            WASHINGTON MUTUAL BANK, FA,
                                    successor by merger to Bank United




                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        Name:
                                        Title:


WITNESS OR ATTEST:                  ARC CAPITAL CORPORATION II




                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


WITNESS:                            ARC CARRIAGE CLUB OF JACKSONVILLE, INC.





                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


WITNESS/ATTEST:                     ARC SANTA CATALINA, INC., a Tennessee
                                    corporation




                                    By:                                   (SEAL)
------------------------                ----------------------------------
                                        George T. Hicks
                                        Executive Vice President





                                       3